Entergy Savings Plan IX Termination	12 Months Ended
Dec. 31, 2025
EBP 020
EBP, Description of Plan [Line Items]
Entergy Savings Plan IX Termination	Entergy Savings Plan IX Termination
Although they have not expressed any intent to do so, the participating employers have the right under Entergy Savings Plan IX to discontinue their contributions at any time and the Entergy Corporation Board of Directors (the Board) or the Talent & Compensation Committee of the Board has the right to terminate Entergy Savings Plan IX subject to the provisions of ERISA. In the event that Entergy Savings Plan IX is terminated, subject to conditions set forth in ERISA, Entergy Savings Plan IX provides that all participants will be fully vested and the net assets of Entergy Savings Plan IX will be distributed to participants in proportion to their respective vested interests in such net assets at that date.